UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 12, 2011

UNIVERSAL FOREST PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan

	00-22684	38-1465835
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2801 East Beltline, N.E. Grand Rapids, Michigan		49525

(Address of principal executive office)

		(Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)        Departure of Directors or Certain Officers

As previously announced in a Form 8-K filed with the Securities and Exchange Commission (SEC) on June 21, 2011, Universal Forest Products, Inc. (the "Company") accepted the resignation of its Chief Executive Officer, Michael B. Glenn, on June 20, 2011.  Mr. Glenn agreed to remain with the Company while the Company's Board of Directors completed an evaluation process to select a new CEO.  As disclosed below, the Company has appointed a new CEO effective July 13, 2011, and therefore Mr. Glenn's service as CEO of the Company ended on such date.

 (c)       Appointment of Certain Officers

Effective July 13, 2011, Mr. Matthew J. Missad, age 50, was appointed CEO of the Company.  Mr. Missad joined the Company full-time in 1985 and held various positions until his appointment as Executive Vice President, General Counsel, and Secretary to the Board of Directors 1996, which positions he held until his appointment to CEO. Mr. Missad is a cum laude graduate of Thomas M. Cooley Law School and a magna cum laude graduate of Hope College. He earned his CPA Certificate of Examination in 1984.

There is no family relationship between Mr. Missad and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

The information contained in Item 5.02(e) below pertaining to Mr. Missad is incorporated in this Item 5.02(c) by reference.

(d)       Appointment of Directors

In connection with his appointment as CEO of the Company, Mr. Missad was also appointed to the Board of Directors of the Company effective July 13, 2011.

There is no arrangement or understanding between Mr. Missad and any other person pursuant to which Mr. Missad was selected as a director, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of SEC Regulation S-K.

The information contained in Item 5.02(e) below pertaining to Mr. Missad is incorporated in this Item 5.02(d) by reference.

(e)        Compensatory Arrangements of Certain Officers

In connection with Mr. Missad's appointment as CEO, his base salary was increased to $500,000 per year.  In addition, he will be eligible to receive 20% of the corporate business unit bonus pool prorated for 2011 pursuant and subject to the terms and conditions of the Company's Performance Bonus Plan.

Item 9.01.	Financial Statements and Exhibits

(d)       Exhibits

Exhibit 99.1    Press Release issued July 13, 2011.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2011	UNIVERSAL FOREST PRODUCTS, INC.
(Registrant)

	By:	/s/ Michael R. Cole
Michael R. Cole
Principal Financial Officer and Treasurer